Exhibit 32.1

                           SECTION 1350 CERTIFICATIONS

        Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of 1-800-FLOWERS.COM, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

        (1) the quarterly report on Form 10-Q of the Company for the quarterly period ended March 28, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; as amended; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 11, 2004                           /s/ James F. McCann
--------------------                          --------------------------
                                               James F. McCann
                                               Chairman and Chief Executive
                                               Officer



                           SECTION 1350 CERTIFICATIONS

        Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of 1-800-FLOWERS.COM, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

        (1) the quarterly report on Form 10-Q of the Company for the quarterly period ended March 28, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; as amended; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  May 11, 2004                           /s/ William E. Shea
--------------------                          ------------------------
                                               William E. Shea
                                               Senior Vice President and
                                               Chief Financial Officer